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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of Earliest Event Reported):   September 30, 1998
                                                     -------------------------


                                  Keane, Inc.
         -------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                                 Massachusetts
         -------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


             1-7516                                    04-243-7166
- ---------------------------------       ------------------------------------
    (Commission File Number)            (I.R.S. Employer Identification No.)


Ten City Square
Boston, Massachusetts                                             02129
- ----------------------------------------                       -----------
(Address of Principal Executive Offices)                        (Zip Code)


                                (617) 241-9200
    ----------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
- -------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

     On September 30, 1998, Keane, Inc. (the "Registrant") issued, in response to investor inquiries, a press release reaffirming that there are no known issues with respect to or changes in the Registrant's business outlook (the "Press Release"). A copy of the Press Release is attached as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.
          --------


     99.1 Press Release, dated September 30, 1998.

                                      -2-
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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 1, 1998                      KEANE, INC.
                                           -----------
                              (Registrant)



                              By: /s/ Wallace A. Cataldo
                                 ---------------------------------------
                                     Wallace A. Cataldo
                                     Vice President - Finance
                                     and Administration

                                      -3-
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                                 EXHIBIT INDEX


Exhibit
Number                   Description
- -------                  -----------


99.1      Press Release, dated September 30, 1998.